Subsequent Events	3 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
16 - Subsequent Events
On July 1, 2026, the Company completed the acquisition of DreamBig, acquiring 100% of the outstanding equity interests of DreamBig in an all-cash transaction for approximately $265.0 million, subject to customary purchase price adjustments. Due to the timing of the close of the transaction, as of the date of issuance of these unaudited condensed consolidated financial statements, the acquisition accounting is not yet complete as the Company is still in the process of estimating the initial purchase price allocation. As a result, it is not practicable for the Company to disclose the preliminary allocations of the purchase consideration to the assets acquired and liabilities assumed.